SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                 August 2, 2002

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

                              000-30771 87-0678630
           (Commission File No.) (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)

                       PACIFIC INTERNATIONAL HOLDING, INC.
                           8 East Broadway, Suite 609
                            Salt Lake City, UT 84111
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant/ Item 2. Acquisition or Disposition of Assets

Effective August 2, 2002, Pacific International Holding, Inc. (OTC BB: PCIH.OB), a Utah corporation, changed its state of domicile and name by merging into Interactive Motorsports and Entertainment Corp., an Indiana corporation ("IMEC"), pursuant to an Agreement and Plan of Reorganization. Subsequent to the merger and effective as of the same date, IMEC acquired pursuant to a Plan and Agreement of Exchange all of the issued and outstanding shares of common stock and preferred stock of Perfect Line, Inc., an Indiana corporation ("Perfect Line"), from the Perfect Line shareholders in exchange on a share-for-share basis for shares of IMEC common stock and preferred stock. As a result of the share exchange, the Perfect Line shareholders now hold IMEC shares representing approximately eighty-two percent (82%) of the IMEC capital stock. Also effective as of August 2, 2002, the members of the Board of Directors of Perfect Line were elected to replace the members of the IMEC Board of Directors and the executive officers of Perfect Line became the executive officers of IMEC.

Perfect Line owns and operates the NASCAR Silicon Motor Speedway store chain, which offers licensed NASCAR-branded entertainment products. The Registrant's other wholly owned subsidiary, Tamasik Technologies Corporation, formerly provided e-commerce services to merchants, but is no longer actively engaged in any business.

Additional details of the transactions are provided in the agreements and Press Release attached as exhibits to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(a)-(b) Financial Statements and Pro Forma Financial Information.

The required financial statements and pro formal financial information will be filed as an amendment to this Current Report on Form 8-K within sixty days.

(c)  Exhibits.
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                    --------------------------------------- ---------------------------------------------------------
                                 Exhibit No.                                      Description
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                     2.1                    Agreement  and Plan of  Reorganization,  dated  July 30,
                                                            2002,  among  Pacific   International   Holding,   Inc.,
                                                            Perfect Line,  Inc.,  and all of the owners of record of
                                                            the common and preferred shares of Perfect Line, Inc.
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------

                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                     2.2                    Plan and  Agreement  of  Exchange,  dated July 31, 2001,
                                                            between Interactive  Motorsports and Entertainment Corp.
                                                            and Perfect Line, Inc.
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------

                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                     99.1                   Press Release, dated August 14, 2002
                    --------------------------------------- ---------------------------------------------------------
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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 14, 2002

                            INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.

                            By: /s/ William Donaldson
                                -------------------------------------
                                William Donaldson, Chairman and CEO



                                  EXHIBIT INDEX


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--------------------------------------- ---------------------------------------------------------
             Exhibit No.                                      Description
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
                 2.1                    Agreement  and Plan of  Reorganization,  dated  July 30,
                                        2002,  among  Pacific   International   Holding,   Inc.,
                                        Perfect Line,  Inc.,  and all of the owners of record of
                                        the common and preferred shares of Perfect Line, Inc.
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------

--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
                 2.2                    Plan and  Agreement  of  Exchange,  dated July 31, 2001,
                                        between Interactive  Motorsports and Entertainment Corp.
                                        and Perfect Line, Inc.
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------

--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
                 99.1                   Press Release, dated August 14, 2002
--------------------------------------- ---------------------------------------------------------
